Note 7 - Finance Income and Expense	12 Months Ended
Dec. 31, 2021
Statement Line Items [Line Items]
Disclosure of finance income (cost) [text block]
Note 7.	Finance Income and Expense

The table below specifies the nature of finance income and expenses, including foreign exchange gains and losses.

	Year ended December 31,
[US$ thousands]	2019	2020	2021
Finance income:
Interest income	2,045	326	35
Net gain on investment portfolio held for trading (Note 14)	8,477	13,033	-
Other finance income	10	275	88
Total finance income	10,532	13,633	123
Finance expense:
Interest expense	(562)	(447)	(316)
Net loss on investment portfolio held for trading (Note 14)	-	-	(4,944)
Other finance costs	(93)	(69)	(1,652)
Total finance expense	(655)	(516)	(6,912)
Foreign exchange gain (loss):
Unrealized foreign exchange gain (loss)	166	2,365	(494)
Realized foreign exchange gain (loss)	(191)	(1,532)	(1,320)
Total foreign exchange gain (loss)	(25)	833	(1,814)
Net finance income (expense)	9,851	13,950	(8,603)